SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       October 29, 2001

                               Chart Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11442	34-1712937
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)

5885 Landerbrook Drive, Suite 150, Cleveland, Ohio (Address of principal executive offices)		44124 (Zip Code)

Registrant's telephone number, including area code: (440) 753-1490

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Press Release of the Company, dated October 29, 2001.

Item 9.	Regulation FD Disclosure

Pursuant to Regulation FD, Chart Industries, Inc. (the "Company") is furnishing a press release it released on October 29, 2001. The press release is attached hereto as Exhibit 99.1.

SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.

Date: October 29, 2001	By:	/s/ John T. Romain John T. Romain Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release of the Company, dated October 29, 2001.